UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

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XL CAPITAL LTD
(Exact name of registrant as specified in its charter)

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Cayman Islands	1-10809	98-0191089
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 292 8515

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 12, 2004, XL Capital Ltd, a Cayman Islands exempted limited company (the “Company” or the “Registrant”), issued $300,000,000 aggregate principal amount of 5.25% Senior Notes due 2014 (the “2014 Notes”) and $350,000,000 aggregate principal amount of 6.375% Senior Notes due 2024 (the “2024 Notes” and, together with the 2014 Notes, the “Notes”) in a public offering. The Company sold the Notes pursuant to an Underwriting Agreement and related Pricing Agreement, each dated as of November 8, 2004, by and among the Registrant and Wachovia Capital Markets, LLC, Credit Suisse First Boston LLC and the other underwriters named on Schedule I of the Pricing Agreement, as the underwriters. The Company received $645,175,750 in proceeds from the sale of the Notes after deducting underwriting discounts. The 2014 Notes were issued under a Senior Debt Indenture (the “Base Indenture”), which the Company entered into with The Bank of New York, as Trustee, on June 2, 2004, a First Supplemental Indenture, which the Company entered into with The Bank of New York, as Trustee, on August 23, 2004 and a Second Supplemental Indenture (the “Second Supplemental Indenture”), which the Company entered into with The Bank of New York, as Trustee, on November 12, 2004. The 2024 Notes were issued under the Base Indenture and the Second Supplemental Indenture.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection therewith as exhibits to the shelf registration statement on Form S-3 (Registration No. 333-116245) first filed with the Securities and Exchange Commission on June 7, 2004, and as thereafter amended by the Registrant, XL Capital Finance (Europe) plc, XL Capital Trust I, XL Capital Trust II and XL Capital Trust III (the “Registration Statement”), which became effective on August 6, 2004, and such exhibits are hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 8, 2004, by and among the Registrant and Wachovia Capital Markets, LLC, Credit Suisse First Boston LLC and the other underwriters named on Schedule I of the related Pricing Agreement, as Underwriters.

1.2	Pricing Agreement, dated November 8, 2004, by and among the Registrant and Wachovia Capital Markets, LLC, Credit Suisse First Boston LLC and the other underwriters named on Schedule I thereto, as Underwriters.

4.1	Second Supplemental Indenture, dated November 12, 2004, to the Indenture, dated June 2, 2004, between the Registrant and The Bank of New York, as Trustee.

4.2	Form of 6.375% Senior Note due 2024 (included in Exhibit 4.1 hereto).

SIGNATURES

                                       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2004

XL CAPITAL LTD
(Registrant)

By:	/s/ Fiona Luck

	Name:	Fiona Luck
	Title:	Executive Vice President and
Chief of Group Operations